                                                                  EXHIBIT 99.19


DEBTOR: AMERICAN HAWAII PROPERTIES CORPORATION       CASE NUMBER: 01-10976 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that American Hawaii Properties Corporation was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.





 /s/ EDDIE J. PUSTIZZI
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Eddie J. Pustizzi
Director, Accounting